UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 21, 2016

MAGNEGAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35586	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

11885 44th Street North

Clearwater, FL 33762

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 934-3448

Not applicable

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 21, 2016, MagneGas Corporation (the “Company”) held its annual meeting of stockholders (the “Meeting”). At the Meeting, the stockholders voted on the following three (3) proposals described in detail in the Company’s definitive information statement for the Meeting (the “Information Statement”) filed with the Securities and Exchange Commission on October 28, 2016. As of the record date for the Meeting, there were approximately 51,939,304 shares of the Company’s common stock, par value $0.001 per share, issued and outstanding and entitled to one vote for each share held. As of the record date for the Meeting there were 1,000,000 shares of the Company’s Series A Preferred Stock, par value $0.001 per share, held by Global Alpha LLC (the “Majority Holder”) issued and outstanding and entitled to 100,000,000,000 votes.  The Majority Holder was present at the Meeting.  As a result, there were 1,636,719 shares of common stock and 1,000,000 shares of Series A Preferred Stock present and the aggregate number of votes was 100,001,636,719, constituting a quorum.

Proposal 1 — To elect the nominees named in the Information Statement to the Board of Directors (the “Board”).

Nominee	For	Against	Withhold	Broker Non-Votes

Ermanno P. Santilli	100,001,636,719	0	0	0
Luisa Ingargiola	100,001,636,719	0	0	0
Carla Santilli	100,001,636,719	0	0	0
Christopher Huntington	100,001,636,719	0	0	0
Kevin Pollack	100,001,636,719	0	0	0
Robert L. Dingess	100,001,636,719	0	0	0
William W. Staunton III	100,001,636,719	0	0	0
Joseph C. Stone	100,001,636,719	0	0	0

Based on the votes set forth above, the above-named individuals were duly elected to serve as directors of the Company for a term expiring until the next annual meeting or until their successors shall have been elected and qualified, or until their earlier death, resignation or removal.

Proposal 2 — To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for 2016.

The stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes

100,001,636,719	0	0	--

Proposal 3 — To hold an advisory vote on executive compensation as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes

100,001,636,719	0	0	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNEGAS CORPORATION

Date: November 28, 2016	By:	/s/ Ermanno Santilli
Ermanno Santilli
Chief Executive Officer